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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        January 15, 2002
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                              JACOBSON STORES INC.
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             (Exact name of registrant as specified in its charter)


         Michigan                    0-6319                     38-0686330
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(State or other jurisdiction     (Commission           (IRS Employer
of incorporation)                 File Number)         Identification No.)


  3333 Sargent Road, Jackson, Michigan                              49201-8847
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code            (517) 764-6400
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ITEM 3.   BANKRUPTCY OR RECEIVERSHIP


         On January 15, 2002, Jacobson Stores Inc. (the "Company") and its wholly-owned subsidiaries, Jacobson Stores Realty Company ("Realty") and Jacobson Credit Corp. ("Credit"), filed voluntary petitions for reorganization under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the Eastern District of Michigan, Southern Division. The Company is continuing to manage its properties as a debtor-in-possession pursuant to the Bankruptcy Code, subject to the supervision and orders of the Bankruptcy Court. These related proceedings are being jointly administered under the caption In re Jacobson Stores Inc., et al., Case Nos. 02-40957, 02-40959 and 02-40961.

         As part of the reorganization, the Company plans to close five under-performing stores and eliminate 520 associate positions in these stores. These five facilities are Columbus and Toledo, Ohio, and Clearwater, Osprey and Tampa, Florida.

         The Company filed the bankruptcy petition in order to obtain an opportunity to reorganize while the Company works to restructure its indebtedness. On January 30, 2002, the Bankruptcy Court entered an order authorizing on an interim basis a secured debtor-in-possession revolving credit facility. A final hearing on the facility is scheduled for February 26, 2002. The facility matures in one year and authorizes up to $100 million in revolving credit loans, subject to a borrowing base limitation, lender reserves and compliance with covenants regarding sales, inventory purchases and expenditures contained in the Company's business plan. The facility will be used to repay the debt outstanding on the Company's $150 million pre-petition secured revolving credit facility, to pay expenses associated with the new credit facility and for general corporate purposes set forth in the Company's business plan.

         The Company believes these authorizations allow it to purchase merchandise and maintain business operations in its 23 stores while continuing to work to restructure its indebtedness and explore its strategic alternatives.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:     January 30, 2002                    JACOBSON STORES INC.
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                                                        (Registrant)

                                      By:    /s/  Paul W. Gilbert
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                                                  Paul W. Gilbert

                                             Its:    Vice Chairman of the Board
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